Exhibit 99.1

Anixter Stockholders Approve Merger with WESCO

GLENVIEW, Ill. April 9, 2020 – Anixter International Inc. (NYSE: AXE) (“Anixter” or the “Company”) today announced that, at a special meeting of stockholders held on April 9, 2020, Anixter’s stockholders approved the adoption of the previously announced merger agreement relating to the proposed transaction between Anixter and WESCO International, Inc. (NYSE: WCC) (“WESCO”), whereby Anixter will become a wholly owned subsidiary of WESCO.

Approximately 99.42% of the votes cast at the special meeting voted in favor of the merger, which represented approximately 82.26% of the total outstanding shares of Anixter common stock as of February 28, 2020, the record date for the special meeting. After certification by the Company’s inspector of elections, the final voting results for the Company’s special meeting will be filed with the U.S. Securities and Exchange Commission (the “SEC”) in a Form 8-K, which will also be available at investors.anixter.com.

The merger remains subject to various customary closing conditions, including receipt of approvals or clearances, or the expiration, termination or waiver of the waiting periods, under the antitrust laws of Canada and Mexico, and is expected to close during the second or third quarter of 2020.

Advisors

Centerview Partners LLC is serving as lead financial advisor and Wells Fargo Securities, LLC is also serving as financial advisor to Anixter. Sidley Austin LLP is serving as legal advisor.

Barclays is serving as financial advisor to WESCO, and Wachtell, Lipton, Rosen & Katz is serving as legal advisor.

About Anixter

Anixter International is a leading global distributor of Network & Security Solutions, Electrical & Electronic Solutions and Utility Power Solutions. We help build, connect, protect, and power valuable assets and critical infrastructures. From enterprise networks to industrial MRO supply to video surveillance applications to electric power distribution, we offer full-line solutions, and intelligence, that create reliable, resilient systems that sustain businesses and communities. Through our unmatched global distribution network along with our supply chain and technical expertise, we help lower the cost, risk and complexity of our customers’ supply chains.

Anixter adds value to the distribution process by providing more than 100,000 customers access to 1) innovative supply chain solutions, 2) nearly 600,000 products and over $1.0 billion in inventory, 3) over 300 warehouses/branch locations with over 9 million square feet of space and 4) locations in over 300 cities in approximately 50 countries. Founded in 1957 and headquartered near Chicago, Anixter trades on the New York Stock Exchange under the symbol AXE.

Additional information about Anixter is available at www.anixter.com.

About WESCO

WESCO International, Inc. (NYSE: WCC), a publicly traded FORTUNE 500® holding company headquartered in Pittsburgh, Pennsylvania, is a leading provider of electrical, industrial, and communications maintenance, repair and operating (MRO) and original equipment manufacturer (OEM) products, construction materials, and advanced supply chain management and logistic services. 2019 annual sales were approximately $8.4 billion. The company employs approximately 9,500 people, maintains relationships with approximately 30,000 suppliers, and serves approximately 70,000 active customers worldwide. Customers include commercial and industrial businesses, contractors, government agencies, institutions, telecommunications providers, and utilities. WESCO operates 11 fully automated distribution centers and approximately 500 branches in North America and international markets, providing a local presence for customers and a global network to serve multi-location businesses and multi-national corporations.

Forward-Looking Statements

All statements made herein that are not historical facts should be considered as forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially. These statements include, but are not limited to, statements regarding the expected completion and timing of the proposed transaction between WESCO and Anixter. These forward-looking statements are based on current expectations and beliefs of Anixter’s management as well as assumptions made by, and information currently available to, Anixter’s management, current market trends and market conditions and involve risks and uncertainties, many of which are outside of Anixter’s and Anixter’s management’s control, and which may cause actual results to differ materially from those contained in forward-looking statements. Accordingly, you should not place undue reliance on such statements. Certain of these risks are set forth in Anixter’s Annual Report on Form 10-K for the fiscal year ended January 3, 2020, which was amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020, the Proxy Statement/Prospectus and Anixter’s other reports filed with the SEC.

These risks, uncertainties and assumptions also include the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction between WESCO and Anixter that could reduce anticipated benefits or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement, the risk that the parties may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of WESCO’s common stock or Anixter’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of WESCO or Anixter to retain customers and retain and hire key personnel and maintain relationships with their suppliers, customers and other business relationships and on their operating results and businesses generally, the risk that the pending proposed transaction could distract management of both entities and they will incur substantial costs, the risk that problems may arise in successfully integrating the businesses of the companies, which may result in the combined company not operating as effectively and efficiently as expected, the risk that the combined company may be unable to achieve synergies or other anticipated benefits of the proposed transaction or it may take longer than expected to achieve those synergies or benefits and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Anixter’s control.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. In connection with the proposed transaction, on each of March 4, 2020 and March 9, 2020, WESCO filed with the SEC an amendment to the registration statement originally filed on February 7, 2020, which includes a prospectus of WESCO and a proxy statement of Anixter, and each party will file other documents regarding the proposed transaction with the SEC. The Registration Statement was declared effective by the SEC on March 11, 2020 and the Proxy Statement/Prospectus has been mailed to Anixter’s stockholders. INVESTORS AND SECURITY HOLDERS OF WESCO AND ANIXTER ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC (WHEN THEY BECOME AVAILABLE) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT WESCO, ANIXTER AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain free copies of the Registration Statement, Proxy Statement/Prospectus and other documents filed with the SEC by WESCO or Anixter through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by WESCO will be available free of charge on WESCO’s website at wesco.investorroom.com/sec-filings and copies of the documents filed with the SEC by Anixter will be available free of charge on Anixter’s website at investors.anixter.com/financials/sec-filings.

Participants in the Solicitation

WESCO and Anixter and certain of their respective directors, certain of their respective executive officers and other members of management and employees may be considered participants in the solicitation of proxies from Anixter shareholders with respect to the potential transaction under the rules of the SEC. Information about the directors and executive officers of WESCO is set forth in its Annual Report on Form 10-K for the year ended December 31, 2019, which was filed with the SEC on February 24, 2020, and amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020. Information about the directors and executive officers of Anixter is set forth in its Annual Report on Form 10-K for the year ended January 3, 2020, which was filed with the SEC on February 20, 2020, and amended by Amendment No. 1 on Form 10-K/A filed with the SEC on March 9, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants in the solicitation of proxies in respect of the potential transaction is included in the Registration Statement and Proxy Statement/Prospectus and will be included in other relevant materials to be filed with the SEC when they become available.

Anixter Contacts:

Ted Dosch
Executive Vice President and CFO
(224) 521-4281

Kevin Burns
Senior Vice President - Investor Relations & Treasurer
(224) 521-8258